SUPPLEMENTAL CASH FLOW INFORMATION (Tables)	12 Months Ended
Dec. 31, 2024
Supplemental Cash Flow Information
Supplemental cash flow information was as follows:

Years Ended December 31,	2024	2023	2022
Interest paid	$969	$10,115	$3,505
Income taxes net of refunds	$124,599	$188,443	$105,736
Common stock issued for CSI	$752	—	—
Common stock issued for GWS	—	$101,645	—